                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 13, 2002


                         CONNECTICUT WATER SERVICE, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


  CONNECTICUT                        0-8084                        06-0739839
---------------              ------------------------            ---------------
(State or other              (Commission File Number)             (IRS Employer
jurisdiction of                                                  Identification
incorporation)                                                       Number)


93 West Main Street, Clinton, Connecticut                             06413-0562
--------------------------------------------------------------------------------
     (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:               (860) 669-8630

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                           This is Page 1 of 6 pages.

                         The Exhibit Index is on Page 4.
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Item 5.  Other Events

         Connecticut Water Service, Inc. (the "Company") announced on February 13, 2002 its earnings for the year ended December 31, 2001.

         A copy of the Company's earnings release dated February 13, 2002 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired.  Not applicable.

         (b)      Pro Forma Financial Information.  Not applicable.

         (c)      Exhibits.

               Exhibit No.  Exhibit
               99.1         Company Earnings Release, dated February 13, 2002.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CONNECTICUT WATER SERVICE, INC.
                                              a Connecticut corporation



Date: February 13, 2002                     By:  /s/  David C. Benoit
                                               ---------------------------------
                                            Name: David C. Benoit
                                            Title: Vice President - Finance


                                       3
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                                  EXHIBIT INDEX


Exhibit No.       Description                                          Page No.
-----------       -----------                                          -------
99.1              Company Earnings Release, dated February 13, 2002.    5 & 6


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